Exhibit 99.1

EarthLink Overview October 2011

About EarthLink Over 1.6 million customer relationships Over $1.3 billion in annualized revenue Over 3,000 employees Mission Statement The Company Anytime, anywhere, EarthLink connects businesses to the power and possibilities of the cloud. We deliver a reliable and customized experience our customers trust.

The Original Cloud Company Nationwide Internet Service Provider Virtual Environment For Millions of Customers Online Customer Care High level of network security and PCI compliant Email and Ecommerce – 5M customers Online Secure Billing Pasadena, CA Atlanta, GA PORTAL

Strong and Well Recognized Brand Name Source: 2010 B2B Telecommunications Study Recent brand name study of IT professionals shows EarthLink has the highest brand recognition amongst SMB focused communication providers

Security – Network security, threat management and monitoring, professional services (compliance auditing, scanning, plan development), secure remote access, virus protection Core IP Services Local National Data Center & Virtual Services Security Portals / Tools Growing Product Portfolio IT Support Services Value Added Services Portal – Device independent way to manage services Value Added Services – Includes equipment and mobile integration Physical and Virtual Data Center Solutions – Server management, storage, disaster recovery, applications, targeted colocation IT Support – Extension of our customers IT staff onsite for training, PC management, inside wiring, helpdesk support Core IP Services – Traditional network applications including voice and data with a variety of levels of transports, speeds and protections.

 Source: Cisco Visual Networking Index – Forecast and Methodology 2009 – 2014, Gartner 2011, Wall Street research (Petabytes per month) North American IP Traffic Source: Frost & Sullivan Growing Market Opportunity Revenue ($ Billions) CAGR: 11% Industry Growth Rates 2010 - 2014 IT Spend Dwarfs Telecom Spend Sample $250M Company Budget Category Spend $ % of Revenue IT Budget $3.8M 1.5% IT Capital Budget $770k 0.31% Telecom Spend (Annual) $400k 0.16% Telecom Spend (Monthly) $34k Sources: D&B, Computer Economics, EarthLink internal analysis Converging Opportunities to Expand Share of Wallet Potential for EarthLink IT Budget Operating: 1.5% to 2.0% of company revenue Capital: 0.25% to 0.5% of company revenue Telecom Budget 0.10% to 0.20% of company revenue

Extensive Fiber Network

8

Fiber, Data Centers and Collocations

Extensive network with dense metro fiber:

- Over 1,300 LEC collocations
- 90 Metro Fiber Markets in 25 States
- Access Agnostic Connectivity: T-1, DS3, DSL, Ethernet, Wireless
- 4 Secure Data Centers on EarthLink Fiber network


Total Fiber Route Miles:
100,000
66,700
37,023
28,757
28,000
20,500
18,000
13,000
Level 3 Communications
Cogent Communications
Paetec
EarthLink
tw Telecom
AboveNet
XO Holdings
Knology
Metro Fiber Route Miles:
30,000
15,500
10,609
7,916
NA
7,500
9,000
NA

Note: Fiber route miles include those in the U.S. only.
Source: Company filings, websites and press releases

25,000 EO’s – Approximate universe of End Offices in U.S. 23,362 EO’s – where we have voice and/or data coverage (93%) 19,942 EO’s where we have access capabilities (80%) 9,631 EO’s where we have local coverage and access (38%) 3,420 EO’s where we have local availability through Level 3 but no access – BYOB (14%) 13,051 EO’s total local voice coverage (52%) MPLS & Internet Access 19,942 End Offices (80%) Voice Services with Access 9,631 End Offices (38%) Voice Services BYOB 3,420 End Offices (14%) IP SEC Coverage 25,000 (100%) Ubiquitous IP Coverage

EarthLink Managed Services Acquisitions Logical Solutions: Virtual Computing Platform Enterprise class data center Web and application hosting On demand server virtualization Business Vitals: Managed IT Security Tier IV data center Security Operations Center IT security and Risk Management xDefenders: Managed IT and Cloud Security Security Operations Center STS: Hosted VoIP platform Voice over IP services Small and mid-size business customers Expanding IT support capabilities on an extensive IP network

Integration Status Update

Integration Milestones Upcoming Milestones: Complete the STS DS1 migrations to the EarthLink network Integrate the New Edge and Deltacom network inventory systems New Order Management System One Comm into Deltacom provisioning migration Financial systems integration Completed Milestones:

EarthLink Financial Information

We Continue to Increase Our Scale Revenue and Operating Cash Flow numbers as reported Operating Cash Flow is a non-GAAP measure and is not determined in accordance with U.S. generally accepted accounting principles Operating Cash Flow defined as Adjusted EBITDA less CAPEX $48 $52 $60 0 10 20 30 40 50 60 70 Q3 2010 Q1 2011 Q3 2011 Millions Operating Cash Flow Revenue Operating Cash Flow Revenue Millions 0 50 100 150 200 250 300 350 400 $145 $243 $357 Q3 2010 Q1 2011 Q3 2011

Go-Forward Structure organized to address the market opportunity Q3 2011 Steps we are taking to improve revenue trajectory Retail & Managed Services $ 224 Hired 3 experienced senior sales executives who have run companies Split based on customer type (over or under $10k MRR) Split hunters (to bring in new logos) and farmers (to up-sell base and manage churn) Aligning commission structure with behavior Overlay sales functions – experts to close managed services sales Partnering with agent channels Adding resources in markets where we have good economics and market opportunity; trimming investment where we do not Launching a national, unified product set in Q4’11 Basic sales ‘blocking & tackling’ – funnel management, etc. Wholesale 37 Investments to add additional network capacity – launching additional transport and voice services broadly Consumer / Web Hosting 96 Customers with longer tenure have historically lower churn Total Company $ 357 Rapidly Improving Revenue Trajectory $ Millions Note: see historical legacy company trajectory in appendix

2011 Guidance Adjusted EBITDA and Operating Cash Flow are non-GAAP measures. See appendix for additional information on non-GAAP measures. Guidance anticipates significant Operating Cash Flow production (over 15% OCF yield) $ millions FY Guidance Adjusted EBITDA $325 - $330 CAPEX $105 - $115 Operating Cash Flow $210 - $225

Strong Capitalization As of September 30th, 2011 and pro forma for Convertible Note redemption in November 2011 $ Millions EarthLink Cash and Marketable Securities as of September 30th , 2011 $515 less Cash to be Paid to Redeem Convertible Debt (256) Total Cash 259 3.25% Convertible Debt (to be redeemed November 15th , 2011) - 10.5% Senior Secured Notes due 2016 325 8.875% Senior Unsecured Notes due 2019 300 $150M Revolving Credit Facility (undrawn) - Total Debt 625 $366

Leverage Ratios 1Other than for EarthLink all data above is sourced from Thomson Reuters and is as of 6/30/2011. EarthLink information above is pro-forma for Deltacom, OneComm, and STS transactions - EarthLink Debt & Cash balance assumes Convertible Note redemption of $256M on 11/15/2011 - EarthLink data reflects Debt Discounts and Premiums as reflected on Balance Sheet - EarthLink leverage ratio denominator is legacy EarthLink standalone TTM through 6/30/2011 plus pro forma TTM results for Deltacom, OneComm, and STS 2Denominator for Debt Leverage Ratios is TTM Adjusted EBITDA, which for EarthLink is defined as income (loss) from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, net losses of equity affiliate, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs. As of June 30th, 2011 and pro forma for Convertible Note redemption in November 2011 0 1 2 3 4 5 6 7 8 9 FTR WIN LVLT Peer Avg EQIX PAET TWTC ELNK CCOI RAX ABVT CBEY $ Billions Gross Debt (1) - 1 2 3 4 5 6 7 8 9 FTR WIN LVLT Peer Avg EQIX PAET TWTC ELNK CCOI RAX CBEY ABVT $ Billions Net Debt 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 LVLT PAET CCOI EQIX Peer Avg WIN FTR TWTC ELNK RAX ABVT CBEY Gross Debt Leverage Ratio2 (1.0) 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 LVLT PAET WIN Peer Avg EQIX FTR TWTC CCOI ELNK RAX CBEY ABVT Net Debt Leverage Ratio 2

EarthLink’s Valuation Relative to Peers Enterprise Value/Adjusted EBITDA is calculated using Enterprise Value based on market capitalization as of 9/30/11 less Q2 ‘11 Ending Cash minus Debt divided by the latest 2011 full year consensus for estimated EBITDA. All data sourced from Thomson Reuters. 14.3 9.8 8.3 7.9 7.3 6.8 6.8 6.6 5.7 5.7 4.9 3.4 3.1 - 2 4 6 8 10 12 14 16 RAX LVLT EQIX CCOI Peer Avg TWTC ABVT WIN PAET FTR CTL ELNK CBEY Enterprise Value/Adj. EBITDA

Investment Thesis Valuation Ubiquitous IP connectivity Opportunity to rapidly grow managed services Rapidly improving revenue trajectory Substantial cash flow Balance sheet and tax assets

Appendix

Key Executives Rolla P. Huff Chairman and Chief Executive Officer Joined in June 2007 and led a restructuring effort that focused EarthLink on its core access and award-winning customer service competencies. Leads a team of employees across the country dedicated to building positive customer lifetime value that translate into positive shareholder value. 20-year record of achievement as a business, operational and financial strategist. Former chairman and chief executive officer of Mpower Communications, a facilities-based provider of broadband data and voice services to business customers, from 1999 until 2006 when successfully closed a $200 million all cash sale to another competitive local exchange provider. Previously president and chief operating officer of Frontier Communications, leading negotiation of $13 billion merger with Global Crossing Ltd. Joined Frontier in May 1998 as executive vice president and chief financial officer. Served more than 5 years with AT&T Corporation and AT&T Wireless, holding executive positions including president, central United States for AT&T Wireless responsible for wireless business in 15 states, encompassing 1.6 million customers and more than $1 billion in annual revenue. Senior vice president and CFO for AT&T Wireless from 1995 to 1997. Prior to CFO, was financial vice president of AT&T's corporate mergers and acquisitions group, involved in the acquisition and integration of McCaw Cellular, AT&T's successful bid for $1.5 billion in PCS licenses, and the sale of AT&T's interest in LIN Broadcasting. More than 10 years with NCR Corporation in accounting, financial planning, and operations in domestic and international business units. Joe Wetzel, President and Chief Operating Officer Joined in 2007 responsible for operations, customer care, revenue, network engineering and information technology. President and Chief Operating Officer of Mpower Communications, delivering voice and data to consumer, business and wholesale customers in major US markets. MediaOne Group Vice President of Technology led corporate engineering functions at the third largest U.S, cable company. Oversaw technology development to deliver advanced voice, data, and video over an upgraded broadband cable network. Involved in business development with MediaOne merger with AT&T. Broad range of senior level Technology and Operations positions within U S WEST. Brad Ferguson, Chief Financial Officer Chief Financial Officer since August 2009. EarthLink's Vice President, Controller since September 2005 and Principal Accounting Officer; previously EarthLink's Vice President, Commercial Finance and Treasurer. Joined EarthLink with merger with MindSpring Enterprises, Inc. in 2000, where he was Vice President, Treasurer of MindSpring . Previously member of the audit practice at Arthur Andersen LLP.

Vikram Desai, President of National Accounts Joined EarthLink in 2011 responsible for management and growth of the company's largest and most complex customers and opportunities. Recognized senior executive leader with enterprise data center solution expertise and in-depth knowledge of the managed services space. He has held CEO level positions with entrepreneurial data center IT, web application and security companies. Chief Operating Officer of application networking company Radware, where he guided the company through a period of record growth. President of Global Accounts for Global Crossing, as well as business unit and National Accounts sales leadership positions with Worldcom and MCI. Brian Fink, Executive Vice President, Managed Services Joined EarthLink in January 2011 responsible for Strategic Planning and Program Delivery. Responsible for leveraging the core capabilities of EarthLink Cloud™ to position EarthLink as a national Managed Services Provider offering a full set of secure IT solutions for small, mid market and national customers. Over 20 years of IT and telecommunications executive leadership in both entrepreneurial and large growth companies, he brings extensive IP and managed services experience and a track record for delivering innovative technology driven solutions. Cardi Prinzi, Executive Vice President, Sales and Marketing Joined EarthLink in 2009 as President of New Edge Networks where he led this managed services business to optimize growth and profitability, while further developing its competitive positioning in the marketplace. Senior Vice President of Marketing for TelePacific Comm., responsible for sales, product development and management, marketing, regulatory and external affairs. More than 25 years of industry experience in sales and marketing leadership, as well as data operations management with companies such as Pihana Pacific, Inc. (Equinix, Inc.), WorldCom/MFS and Sprint. Mae Squier-Dow, President of Premier Business Solutions Joined EarthLink in 2011 responsible for EarthLink Business mid-market sales and account management teams. Experienced technology executive with a 27-year track record of engaging customers and producing results in value-added service businesses. Senior Vice President of Business Development at Current Group, and previously held leadership positions at Choice One Communications as Senior Vice President of Sales and Service, President of Network Services and Chief Operating Officer. Sales and Marketing Leadership

Growing Product Portfolio Core IP Services Local National OneComm, ITCD, NEN, STS Data Center Services Logical Solutions Security Services Business Vitals, xDefenders Support Services Synergy Virtualization Services Logical Solutions Applications Services Portals / Tools EarthLink

Core Products Fiber Capacity and Switched Voice Services Core Network Services Local Voice - Lines - Trunks Long Distance - 1+ - Toll Free Business Internet Integrated Voice/Internet Managed Network Services • MPLS • Network Security - CPE or Hosted • Hosted Voice • Voice w/System • Conferencing - Video, Audio, Web IT Services • Cloud Computing & Storage Services • Data Center / Colo Services • Applications Services • Professional & Managed Security Services • Technical Care Services • IT Governance Services Business Services Wholesale Services Broadband and Narrowband Internet Services Residential Services

Managed Services Product Portfolio Overview Firewall Monitoring Intrusion Detection & Prevention Network/Host & Log Monitoring/Retention Asset Management Laptop Security SPAM & Antivirus (PC-Server-Network) Security Services Data Center Services Desktop/Server Patch Management Email (Encryption) Email-Spam/AV Filtering Email Archival Internet Usage and Compliance Data Vaulting & Consolidation (Storage as a Service) Content Filtering & Usage Policy Compliance Hot Site Disaster Recovery Network Monitoring – Management SSL VPN Remote Access Mobile Security Bundle System Monitoring – Management Proactive Tech Care Reactive Tech Care Remote Tech Care Services

Legacy Revenue Structure Legacy Structure by Company Q3 2011 Current revenue trajectory New Edge Networks ELNK owned since ‘06 $25 Growing at low single digit percentages Deltacom ELNK owned since Dec ‘10 108 Was shrinking 6% / year at acquisition, now flat sequentially and expect to grow prospectively One Communications ELNK owned since April ‘11 119 Was shrinking 16% / year at acquisition, we managed it to low teens in first quarter after deal closing. Expect declines to be down to 10% by YE ‘11 and on a path to growth Subtotal 252 Legacy EarthLink / Other 105 Decelerating declines, flattening revenue profile (see page 28) Total Company $ 357 $ Millions

Consumer Tenure and Loyalty Customers with longer tenure have historically lower churn The mix of our customer base is continually migrating towards longer tenures 73% of Narrowband customers have been with us for 5 years or more Nearly 70% of Broadband customers have been with us for 2 years or more Narrowband includes PeoplePC Dial and Premium Narrowband Broadband includes ELNK ADSL and Time Warner Cable Direct/Affiliate Consumer churn continues to fall 2.5% 3.5% 4.5% 5.5% Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Consumer Segment Churn Rate %

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as income (loss) from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, net losses of equity affiliate, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs. Operating cash flow is defined by EarthLink as income from continuing operations before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, gain (loss) on investments, net, impairment of goodwill and intangible assets, and restructuring and acquisition-related costs, less cash used for purchases of property and equipment and purchases of subscriber bases. Adjusted EBITDA and operating cash flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because EarthLink believes they provide relevant and useful information to investors. EarthLink utilizes these financial performance measures to assess its ability to meet future capital expenditures and working capital requirements. EarthLink also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

2011 Guidance Non GAAP Reconciliation Net income Interest expense and other, net Income tax provision Depreciation and amortization Stock-based compensation expense Restructuring and acquisition-related costs Adjusted EBITDA Purchases of property and equipment Operating Cash Flow Year Ending December 31, 2011 $29 - $33 70 20 - 21 163 14 29 $325 - $330 (115) – (105) $210 - $225 EarthLink, Inc. Reconciliation of Guidance Provided in Non-GAAP Measures (in millions)

Historical Non GAAP Reconciliations September 30, March 31, September 30, 2010 2011 2011 Net income 21,385 $ 16,363 $ 7,505 $ Interest expense and other, net 5,466 12,960 22,161 Income tax provision 15,139 10,627 1,937 Depreciation and amortization 4,327 21,676 46,567 Stock-based compensation expense 2,704 3,571 3,369 Impairment of goodwill and intangible assets - - - Restructuring and acquisition-related costs 1,921 4,505 8,966 Adjusted EBITDA 50,942 $ 69,702 $ 90,505 $ Purchases of property and equipment (2,965) (17,746) (30,528) Operating cash flow 47,977 $ 51,956 $ 59,977 $ Three Months Ended EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA and Operating Cash Flow (in thousands)

Cautionary Information Regarding Forward Looking Statements This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include:(1) that we may not be able to execute our business strategy to grow our business services revenue, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful in making and integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that if we do not continue to innovate and provide products and services that are useful to individual subscribers and business customers, we may not remain competitive, and our revenues and operating results could suffer; (4) that the continuing effects of adverse economic conditions could harm our business; (5) that we face significant competition in the communications industry that could reduce our profitability; (6) that decisions by the Federal Communications Commission relieving ILECs of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (7) that our wholesale services, including our broadband transport services, will be adversely affected by pricing pressure, network overcapacity, service cancellations and other factors; (8) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (9) that we may experience reductions in switched access and reciprocal compensation revenue; (10) that our inability to maintain our network infrastructure, portions of which we do not own, could adversely affect our operating results; (11) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (12) that we may not be able to compete effectively if we are unable to install additional network equipment or convert our network to more advanced technology; (13) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (14) that our failure to implement cost reduction initiatives will adversely affect our results of operations; (15) that we face significant competition in the Internet industry that could reduce our profitability; (16) that our consumer business is dependent on the availability of third-party network service providers; (17) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (18) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (19) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (20) that changes in technology in the Internet access industry could cause a decline in our business; (21) that we may be unable to employ sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (22) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (23) that our business depends on effective business support systems and processes; (24) that government regulations could adversely affect our business or force us to change our business practices; (25) that our business may suffer if third parties used for customer service and technical support and certain billing services are unable to provide these services or terminate their relationships with us; (26) that we may not be able to protect our intellectual property; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (30) that we may have to undertake further restructuring plans that would require additional charges, including incurring facility exit and restructuring charges; (31) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (32) that we may reduce, or cease payment of, quarterly cash dividends; (33) that our stock price may be volatile; (34) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; and (35) that provisions of our second restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2010.